Supplement dated November 14, 2019 to the Prospectus dated May 1, 2019 for the Pacific Prime VUL and the Pacific Select Excel Survivorship VUL last survivor flexible premium variable universal life insurance policies issued by Pacific Life Insurance Company

This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Policy Prospectus”). All information in your Policy Prospectus dated May 1, 2019, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein. "We," "us," or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Policy Prospectus by contacting us at (800) 347-7787, or online at www.PacificLife.com. Please retain if for future reference.

If your application (paper or by electronic submission) is dated after May 26, 2017, the changes described below do not apply to you.

Lazard Retirement US Equity Select Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

The Board of Directors of Lazard Retirement Series, Inc. approved the liquidation of the Lazard Retirement US Equity Select Portfolio. This transaction is set to occur on or about December 31, 2019 (the “Transfer Date”). Effective December 2, 2019, no purchases or transfers into this fund will be accepted. This is not a liquidation of your Policy.

For thirty (30) calendar days before the Transfer Date, if you have Accumulated Value allocated to the Variable Account investing in the Lazard Retirement US Equity Select Portfolio, you may make a one-time transfer of all or a portion of such Accumulated Value to any other available Variable Account without the transfer counting toward the 25 transfers permitted each calendar year. All other transfers are subject to limitations as described in your Policy Prospectus.

On the Transfer Date, any Accumulated Value that remains allocated to the Lazard Retirement US Equity Select Portfolio Variable Account after the close of business will be transferred to the Variable Account corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Variable Account unit values, and the relative net asset values of the Lazard Retirement US Equity Select Portfolio and the Fidelity VIP Government Money Market Portfolio, as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Accumulated Value immediately before the transfer will be equal to Accumulated Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the Lazard Retirement US Equity Select Portfolio Variable Account will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Lazard Retirement US Equity Select Portfolio Variable Account will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Variable Account. This includes, but is not limited to, instructions for premium payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Variable Account without the transfer counting towards the transfer limitations described in your Policy Prospectus.

Please work with your life insurance producer to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us by email at Transactions@pacificlife.com, by fax at (866) 398-0467, or by telephone at (800) 347-7787, or by using any other means described in the Policy Prospectus. Please see POLICY BASICS – Timing of Payments, Forms and Requests in the Policy Prospectus for details.

Any references to the Lazard Retirement US Equity Select Portfolio are deleted from the Policy Prospectus after the Transfer Date.

Form No. 15-50199-00